UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 17, 2005

           Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.1

In connection with the offering of the Saxon Asset Securities Trust 2005-2 Mortgage Loan Asset Backed Securities, Series 2005-2 (the “Securities”), Credit Suisse First Boston LLC, as representative of the underwriters of the Securities (the “Representative”), has prepared certain materials (the “Collateral Term Sheets”) for distribution to potential investors.  Although Saxon Asset Securities Company (the “Registrant”) has provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets filed hereby.

The Securities will be offered pursuant to a Prospectus Supplement and related Prospectus (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Securities will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-111832) (the “Registration Statement”).  The Registrant hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

Any statements or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.  The Collateral Term Sheets are attached hereto as Exhibits 99.1.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By: _/s/ Ernest G. Bretana

Name: Ernest G. Bretana

Title:   Vice President

Dated: May 17, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

      6

Exhibit 99.1     Computational Materials